UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 3, 2011

Brandywine Realty Trust
Brandywine Operating Partnership, L.P.
 (Exact name of registrant as specified in its charter)

Maryland	001-9106	23-2413352
(Brandywine Realty Trust)

Delaware	000-24407	23-2862640
(Brandywine Operating Partnership, L.P.)	(Commission File Number)	(IRS Employer Identification No.)
(State or Other Jurisdiction of Incorporation or Organization)

555 East Lancaster Avenue, Suite 100
Radnor, PA 19087
(Address of principal executive offices)

(610) 325-5600
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

Today we filed a prospectus supplement to the prospectus dated June 3, 2011 that relates to our offering of common shares under our “continuous equity” offering program that commenced on March 10, 2010. The filing was made to continue this offering under the shelf registration statement on Form S-3 that we filed today.

The legal opinion of Pepper Hamilton LLP relating to the legality of the shares offered by the prospectus supplement is attached as Exhibit 5.1 to this Current Report.

Item 9.01. Financial Statements and Exhibits.

Exhibit 5.1   Opinion of Pepper Hamilton LLP regarding the legality of the shares offered.
Exhibit 23.1 Consent of Pepper Hamilton LLP (included in 5.1).

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Brandywine Realty Trust

By:	/s/Gerard H. Sweeney

Gerard H. Sweeney
President and Chief Executive Officer

Brandywine Operating Partnership, its sole
General Partner

By:	/s/ Gerard H. Sweeney

Gerard H. Sweeney
President and Chief Executive Officer

Date: June 3, 2011

EXHIBIT INDEX

Exhibit 5.1   Opinion of Pepper Hamilton LLP regarding the legality of the shares offered.
Exhibit 23.1 Consent of Pepper Hamilton LLP (included in 5.1).